UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:  December 31, 2004
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The annual report to stockholders is filed herewith.




                                     FAM


                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class


                                ANNUAL REPORT

                              December 31, 2004

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              3
   Letter to Shareholders                                                   3
   Performance Summary                                                      6
   Portfolio Data                                                           8
   Expense Data                                                            10
   Statement of Investments                                                12
   Statement of Assets and Liabilities                                     17
   Statement of Operations                                                 18
   Statement of Changes in Net Assets                                      19
   Notes to Financial Statements                                           20

FAM Equity-Income Fund                                                     25
   Letter to Shareholders                                                  25
   Performance Summary                                                     29
   Portfolio Data                                                          31
   Expense Data                                                            33
   Statement of Investments                                                35
   Statement of Assets and Liabilities                                     39
   Statement of Operations                                                 40
   Statement of Changes in Net Assets                                      41
   Notes to Financial Statements                                           42

Report of Independent Registered Public Accounting Firm                    47
Information About Trustees and Officers                                    48
Definition of Terms                                                        50
Supplemental Information                                                   52

Chairman's Commentary                                                 [LOGO]

December 2004


Dear Fellow Shareholders,

The stock market has a habit of being unpredictable and 2004 was no exception. Given the uncertain environment that unfolded during the year, we could have never predicted the outcome. The weight of inflation, Iraq, oil prices, election uncertainty, insurance probes, and drug industry recalls did little to dampen the stock market's year-end rise. Markets tend to do the unexpected and while the S&P 500 declined during most of the first ten months of 2004, the last quarter rise made for a good year.

     Who knows what 2005 will bring? The long-term economic hurdles are apparent. A weakened dollar, rising interest rates, expanding trade deficits, and most likely a slower-growing economy are a few of the challenges we face. While these obstacles are substantive, I can assure you they have no impact on our investment judgment. We have always stated that to be a successful investor, you must have a long-term perspective. At a minimum, investors should think in terms of five to six years. Economic cycles occur and history has borne out that during any cycle, there will be up years as well as down years. Some assume that switching investment styles during these periods will enhance investment results. Their hope is that an asset allocation process will minimize the impact of downturns and potentially maximize returns. In theory, this practice sounds logical; however, effective implementation has proven to be quite difficult. Many switch when an investment style is out of favor into one that is at its peak and due for a fall. The disastrous results of such decisions were most apparent during the end of the technology bubble in 2000-2002.

     Consistency is key to successful long-term investing. Stretching for investment return, whether in stock appreciation or interest and dividend yield, rarely leads to a good outcome. Similar to the beginning of last year, we find little in the investment store selling at bargain basement levels. Experience has taught us that during periods when stocks appear to be reasonably valued, it is wise to take a lesson from squirrels who store nuts for later consumption. We continue to work diligently; turning over as many stories as possible to come up with a few select ideas that we feel will enhance your long-term returns. Last year we researched 57 companies for investment consideration and we put 13 stocks on our "wish list." As we often state, margin of safety is a necessary key to preserving capital. These new ideas, as well as our stable of existing holdings, will only be purchased at price levels that appear to be reasonable and are truly at a discount to the stock's economic worth.

     We do not know what 2005 will bring. On aggregate, we would expect stock returns to be less robust and possibly only single digit.

Chairman's Commentary                                                 [LOGO]

Our challenge is to do better without taking on undo risk. This requires patience and a consistent application of our investment process. I do not know what the result will be, but you can be assured that our investment team is already hard at work at the process.


Owner's Manual

By now you should all have received a copy of our newest piece of educational literature -- the FAM Funds Shareholders Owner's Manual. This brochure takes a commonsense approach to mutual fund investing and explains in simple, easily understood language just how your funds work. We hope this investment primer makes your investing easier!

      Thank you for your continued loyalty; we truly feel honored to manage your investments.


Sincerely,

/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.


                 FAM Funds has adopted a Code of Ethics that
               applies to its principal executive and principal
            financial officers. You may obtain a copy of this Code
     without charge, upon request by calling FAM Funds at (800) 932-3271.

FAM Value Fund                                                        [LOGO]


Dear Fellow Value Fund Shareholders:

For the year 2004, the Investor Class of the FAM Value Fund posted a positive return of 16.9%. By comparison, the S&P 500 index closed the year up 10.9% and the Russell 2000 Index was up 18.3%.


2004 in Review

If you had told us one year ago that the Federal Reserve would raise interest rates five times and the price of oil would top $55 a barrel we would not have predicted a strong stock market. This is why we don't make market predications!

     By every measure 2004 was a good year in the stock market. All the major indexes were up for the year. The market move was very broad with the stocks of both large and small companies performing well. The interesting fact about the year was that most of the return came in the last eight weeks. For example, the S&P 500 turned positive for the year on October 27. Up until this time the market had been up and down with no strong direction. Then in the last two months of the year the market rallied over 7%. This proves once again that it is very difficult to time moves in the stock market. If you weren't in the market during November and December you missed most of the year's gains.


Performance Detail

The FAM Value Fund continues to benefit from a broad market advance. At the end of the year we owned only one stock that was trading below our cost per share. We also continued to hold a cash balance equal to 20% of our total assets. In an up year like 2004, this cash balance was a drag on our performance. We had this cash balance because of three reasons. One, we received cash from two mergers, New England Business Services and South Trust. Second, we received a steady inflow of new cash from our shareholders. And finally, we did not see a lot of opportunities to invest money in stocks providing a sufficient margin of safety.


Best Performers

Our number one performer was White Mountains Insurance, up 41% for the year, contributing over $18 million in gains. Our second best performer was Brown & Brown. We wrote about Brown & Brown last year in the worst performer section. However, the stock rebounded this year with a 34% gain contributing over $10 million to fund performance. Rounding out our top five performers are New England Business Services, YUM Brands, and Markel.

     New England Business was a long time holding that was purchased by Deluxe Corporation for $44 per share in the summer. We received $24 million in cash for our stock and generated a $12.6 million capital gain.

     YUM Brands is a fast food restaurant chain operating the well-known brands Pizza Hut, Taco Bell, KFC and Long John Silvers. We made our original purchase of YUM in December 2000. At the time the company was struggling and the stock traded at just eight times cash flow. Since that time management has grown EPS by 40% and improved operations at Taco Bell. In addition, the company has a very successful international business with significant operations in China. In China, KFC is a respected brand name and a favored location for family dining.

     Markel is an insurance company located in Richmond, VA. We have owned the stock for three years and believe this is one of the best managed companies in the insurance industry. The company employs a two-pronged approach to growing book value -- a keen eye

FAM Value Fund                                                        [LOGO]

for underwriting profits and prudent investment strategy. The combination of these two strategies has produced growth in book value of 12% over the last four years.

     Finally, we purchased nine new ideas for the fund in the last year. While some of these individual positions are small, the combination of all nine stocks added $12.7 million to our performance.


Worst Performers

Our worst performer was Callaway Golf which we sold in the second half of the year. Callaway is engaged in a price war with one of its close competitors -- Taylor Made. We believe that "no one" wins a price war and have exited our entire position. The mistake we made was not identifying the difficult competitive environment.

     We also experienced losses in Watson Pharmaceuticals, American Power Conversion, and Reynolds & Reynolds. We continue to hold these three stocks today. Watson is a generic pharmectical manufacturer that has a strong balance sheet and the potential for new product launches. The drug industry is out of favor with investors and we believe Watson trades at a low valuation.

     American Power Conversion manufacturers power protection for computing equipment. They sell a full range of products to protect any size computer from laptops to large scale data centers. The company is the leader in their field and has a fortress balance sheet with over $600 million in cash.

     Reynolds & Reynolds is a software company that provides software to auto dealers. The business has underperformed for over a year, but the Board of Directors has recruited a new CEO. In our experience, a new chief executive can be a catalyst for positive change.


Our Investment Approach

Over the holidays one of our children asked us why we didn't buy Sirius Satellite Radio? She made the point that the stock had gone up a lot over the past year. The explanation of why we didn't buy this stock is a good description of our investment process.

     Sirius is the number two player in a new industry -- satellite radio. This may be a great industry in the future, but today it is unproven and the companies in the industry are losing large amounts of money. For example, in the last nine years Sirius has lost $1.145 billion. In the most recent quarter ended September 30, 2004 the company lost an additional $169 million. While the stock more than doubled in 2004, giving the company a total valuation of over $9 billion, this price move was based on speculation about the future.

     To summarize, Sirius is the second place company in a new industry. The company has lost significant amounts of money to date. The company's success depends on attracting enough new customers to make a profit and to raise capital to fund its losses. It must do these two things in a new industry while at the same time battling a larger competitor. This seems like a tough task.

     We prefer to invest in the "tried & true" than speculate on the future. We invest in industries that are well established and, some would say, boring. However boring they may be, industries like banking, insurance, manufacturing, construction materials, and retailing have long track records of success. We prefer companies that are leaders in their industries. For example, Vulcan Materials, International Speedway, SCP Pool and Meredith have the leading market shares in their respective industries.

FAM Value Fund                                                        [LOGO]

     The second aspect of our investment process is financial strength. Every company that we own is profitable and, more importantly, generates cash profits. Cash is the life blood of any business. In addition, our companies have little or no debt. Companies like American Power Conversion, Ethan Allen, Gentex and Zebra Technologies have large amounts of cash in the bank and no debt. This combination of cash profits and little debt gives our companies the financial flexibility to weather downturns in the economy.

     The third aspect of our process is management. We make an effort to meet with the managements of our holdings at least once a year. We like to meet face to face with management and talk about their business. We are looking for managements that are honest and have skill at allocating capital.

     Finally, when we find a company that exhibits the above qualities we will buy the stock if we can purchase the stock at a discount to what we think the company is worth. This concept is called margin of safety.


Long Term Returns

Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


                           Average Annual Total Returns as of December 31, 2004


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)              16.86%        11.43%         13.68%         13.53%           12.98%
  (Advisor Shares)<F1>           15.91%          N/A            N/A            N/A              N/A
S&P 500 Index                    10.88%         3.59%         -2.30%         12.07%           11.96%
Russell 2000 Index               18.33%        11.48%          6.61%         11.53%            9.13%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.




      Thank you for your partnership with us in FAM Value Fund.


Sincerely,

/s/ John D. Fox, CFA                                 /s/ Thomas O. Putnam

John D. Fox, CFA                                     Thomas O. Putnam
Co-Manager                                           Co-Manager

FAM Value Fund -- Performance Summary                                 [LOGO]

Annual Total Investment Returns:


                              JANUARY 2, 1987 TO DECEMBER 31, 2004


                             FAM VALUE FUND
                    INVESTOR SHARES    ADVISOR SHARES<F1>   RUSSELL 2000 INDEX      S&P 500 INDEX
FISCAL YEAR                   TOTAL RETURN                     TOTAL RETURN         TOTAL RETURN

   1987                 -17.40%               --                  -8.77%                5.25%
   1988                  35.50%               --                  24.89%               16.61%
   1989                  20.32%               --                  16.24%               31.69%
   1990                  -5.36%               --                 -19.50%               -3.11%
   1991                  47.63%               --                  46.05%               30.47%
   1992                  25.08%               --                  18.42%                7.60%
   1993                   0.21%               --                  18.90%               10.06%
   1994                   6.82%               --                  -1.82%                1.31%
   1995                  19.71%               --                  28.44%               37.53%
   1996                  11.23%               --                  16.54%               22.95%
   1997                  39.06%               --                  22.37%               33.35%
   1998                   6.19%               --                  -2.55%               28.58%
   1999                  -4.84%               --                  21.26%               21.04%
   2000                  19.21%               --                  -3.03%               -9.10%
   2001                  15.07%               --                   2.49%              -11.88%
   2002                  -5.33%               --                 -20.48%              -22.09%
   2003                  24.98%            12.99%                 47.25%               28.67%
   2004                  16.86%            15.91%                 18.33%               10.88%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.



FAM Value Fund -- Performance Summary                                 [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                 S&P 500     Russell 2000    FAM Value Fund

1987               10530             9120              8260
1988               12278            11391             11193
1989               16170            13236             13466
1990               15669            10655             12740
1991               20448            15567             18808
1992               22002            18432             23517
1993               24224            21915             23565
1994               24539            21521             25175
1995               33741            27632             30143
1996               41468            32192             33523
1997               55318            39403             46618
1998               71139            38378             49502
1999               86078            46553             47105
2000               78245            45156             56152
2001               68934            46285             64623
2002               53699            36797             61179
2003               69111            54202             76464
2004               76591            64157             89356

This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class, July 1, 2003 would have changed in value to $13,096 by December 31, 2004.


                          Average Annual Total Returns as of December 31, 2004


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)              16.86%        11.43%         13.68%         13.53%           12.98%
  (Advisor Shares)<F1>           15.91%          N/A            N/A            N/A            19.70%<F1>
S&P 500 Index                    10.88%         3.59%         -2.30%         12.07%           11.96%
Russell 2000 Index               18.33%        11.48%          6.61%         11.53%            9.13%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.



The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund -- Portfolio Data                                      [LOGO]

As of December 31, 2004


TOP TEN HOLDINGS

(% of Net Assets)

White Mountains Insurance Group         7.0%
Brown & Brown, Inc.                     4.5%
Ethan Allen                             2.8%
Kaydon Corp                             2.8%
Barr Pharmaceuticals                    2.5%
Federated Investors                     2.5%
Watson Pharmaceuticals                  2.4%
Outback Steakhouse                      2.3%
Markel Corp                             2.3%
Vulcan Materials                        2.3%


COMPOSITION OF NET ASSETS

Cash Equivalents                       19.7%
Property & Casualty Insurance          11.4%
Machinery & Equipment                   6.2%
Banking                                 5.2%
Pharmaceuticals                         4.9%
Construction Materials                  4.6%
Restaurants                             4.5%
Insurance Agency                        4.4%
Healthcare Services                     3.8%
Retail Apparel                          3.1%
Home Furnishings                        2.8%
Electrical Equipment                    2.6%
Investment Management                   2.5%
Retail Stores                           2.3%
Consumer Services                       2.2%
Life Insurance                          2.2%
Registered Investment Company           2.1%
Telecommunications Services             2.0%
Other                                  13.5%

FAM Value Fund -- Portfolio Data                                      [LOGO]

As of December 31, 2004


                           COMPARATIVE VALUATIONS

                               FAM Value        Russell 2000         S&P 500

Number of Stocks                  48                2000               500
Median Market Cap                $3.1B             $.561B            $10.6B
Price/Earnings Ratio             20.9               21.6              19.2
Price/Book Ratio                  2.9                2.4               3.0
Earnings Growth Rate*            19.0%**             7.8%             12.8%
Turnover Rate                    10.3%               N/A               N/A

 *5 Years.

**Source -- Baseline.




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q;
(ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data                                        [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2004 to 12/31/2004).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data                                        [LOGO]


                                        SIX MONTHS ENDED DECEMBER 31, 2004


                                                       Beginning           Ending            Expenses
                                                     Account Value      Account Value          Paid
                                                       6/30/2004         12/31/2004        During Period

     Ongoing Costs Based on Actual Fund Return

A.   Investor Share Class                              $1,000.00          $1,095.87         $ 6.27<F1>
B.   Advisor Share Class                               $1,000.00          $1,092.11         $11.57<F2>

     Ongoing Costs Based on Hypothetical
     5% Yearly Return

C.   Investor Share Class                              $1,000.00          $1,019.02         $ 6.04<F1>
D.   Advisor Share Class                               $1,000.00          $1,013.94         $11.14<F2>


<F1> Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.19%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

<F2> Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.20%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).



FAM Value Fund -- Statement of Investments                            [LOGO]

December 31, 2004

                                                      SHARES          VALUE


COMMON STOCKS (80.3%)

Auto Parts & Equipment (0.3%)
Gentex Corp.
  o designs, develops, manufactures
    and markets  electro-optic products,
    including automatic-dimming
    rearview mirrors for the
    automotive industry                                68,400     $  2,532,168

Automotive (1.0%)
CarMax, Inc.*
  o specialty retailer of used
    cars and light-trucks
    in the United States                              300,000        9,315,000

Banking (5.2%)
Banknorth Group, Inc.
  o multi-bank holding
    company in Portland, ME                           340,507       12,462,556
M&T Bank Corporation
  o bank holding company
    located in Buffalo, NY                            143,000       15,421,120
North Fork Bancorporation
  o bank holding company
    located on Long Island, NY                        468,925       13,528,486
TCF Financial Corp.
  o holding company for
    TCF National Bank,
    operating throughout
    the Midwest                                       200,000        6,428,000

                                                                    47,840,162

Computer Software & Services (2.0%)
Reynolds & Reynolds
  o software for automotive dealers
    and business forms                                675,400       17,904,854

Construction Materials (4.6%)
Florida Rock Industries
  o basic construction materials company               27,750        1,651,958
Martin Marietta Materials
  o produces aggregates for the
    construction industry                             371,443       19,931,631
Vulcan Materials Company
  o produces, distributes and sells
    construction  materials and
    industrial and specialty chemicals                387,165       21,143,081

                                                                    42,726,670

Consumer Products (0.8%)
CSS Industries, Inc.*
  o giftware, bows, Halloween
    and Easter novelty products                       222,075        7,053,102

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Consumer Services (2.2%)
H&R Block, Inc.
  o leader in individual and
    small business tax preparation                    300,000     $ 14,700,000
ServiceMaster Company
  o commercial and residential
    service company                                   428,225        5,905,223

                                                                    20,605,223

Electronic Components (1.3%)
Littelfuse, Inc.
  o manufactures fuses and
    circuit protection devices                        360,900       12,328,344

Electrical Equipment (2.6%)
American Power Conversion*
  o manufactures power
    protection equipment
    for computers                                     449,055        9,609,777
Zebra Technologies Corp.*
  o designs, manufactures and
    supports bar code label printers                  258,502       14,548,493

                                                                    24,158,270

Health Care Services (3.8%)
Amsurg Corp.
  o develops, acquires and operates
    practice-based ambulatory surgery
    centers in partnership with physician
    practice groups in the U.S.                       196,150        5,794,271
Lincare Holdings*
  o provides respiratory therapy services
    to patients in the home                           350,000       14,927,500
Pediatrix Medical Group, Inc.
  o healthcare services company
    focused on physician services
    for newborn, maternal-fetal and
    other pediatric subspecialty care                 100,000        6,405,000
Renal Care Group, Inc.*
  o provides dialysis services to patients
    with chronic kidney failure                       225,150        8,103,149

                                                                    35,229,920

Home Furnishings (2.8%)
Ethan Allen Interiors, Inc.
  o manufactures and retails
    home furnishings                                  648,175       25,939,963

Insurance Agency (4.4%)
Brown & Brown, Inc.
  o one of the largest independent general
    insurance agencies in the U.S.                    939,848       40,930,380


                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Investment Management (2.5%)
Federated Investors, Inc.
  o provides investment management
    products and services primarily
    to mutual funds                                   745,000     $ 22,648,000

Life Insurance (2.2%)
Protective Life Corporation
  o individual and group life/health
    insurance and guaranteed
    investment contracts                              471,400       20,124,066

Machinery & Equipment (6.2%)
IDEX Corporation
  o manufactures proprietary,
    highly engineered industrial
    products and pumps                                514,500       20,837,250
Kaydon Corporation
  o custom-engineers products
    including bearings, filters,
    and piston rings                                  780,750       25,780,365
Tennant Company
  o manufactures commercial and
    institutional floor maintenance
    equipment and products                            255,075       10,113,724

                                                                    56,731,339

Media (0.6%)
Meredith Corporation
  o magazine publishing
    and tv broadcasting                               110,450        5,986,390

Pharmaceuticals (4.9%)
Barr Pharmaceuticals
  o specialty pharmaceutical
    company that develops,
    manufactures and markets both
    generic and pharmaceutical products               509,000       23,179,860
Watson Pharmaceuticals*
  o manufactures proprietary
    and off-patent
    pharmaceutical products                           680,600       22,330,486

                                                                    45,510,346

Property and Casualty Insurance (11.4%)
Berkshire Hathaway Inc.*
  o holding company for various
    insurance and industrial companies                    215       18,898,500
Markel Corporation*
  o sells specialty insurance products                 58,900       21,439,600
White Mountains Ins. Grp., Ltd.
  o personal property and casualty,
    and reinsurance                                   100,275       64,777,650

                                                                   105,115,750

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Publishing (1.1%)
John Wiley & Sons, Inc.
  o publisher of print and
    electronic products,
    specializing in scientific,
    technical professional and
    medical books and journals                        301,700     $ 10,511,228

Real Estate Development (1.5%)
Forest City Enterprise
  o ownership, development,
    management and acquisition
    of commercial and residential
    real estate properties                            243,400       14,007,670

Recreation and Entertainment (2.0%)
International Speedway Corporation
  o owns and operates auto racing
    tracks including Daytona                          342,988       18,109,766

Recreation Vehicles (0.4%)
Winnebago Industries
  o manufacturer of self-contained
    recreational vehicles used
    primarily in leisure travel                       100,000        3,906,000

Registered Investment Company (2.1%)
Allied Capital Corp
  o venture capital corporation for
    entrepreneurs and management                      736,391       19,028,343

Restaurants (4.5%)
Outback Steakhouse
  o operates a diversified
    restaurant system including
    Outback Steakhouse,
    Carrabba's Italian Grill,
    Roy's and Bonefish Grill                          470,800       21,553,224
YUM! Brands, Inc.
  o quick service restaurants including
    KFC, Pizza Hut and Taco Bell                      416,800       19,664,624

                                                                    41,217,848

Retail Apparel (3.1%)
Jones Apparel Group, Inc.
  o designs and markets apparel                       306,000       11,190,420
Liz Claiborne, Inc.
  o designs and markets an
    extensive range of branded
    men's and women's apparel,
    accessories and fragrance                         408,150       17,228,012

                                                                    28,418,432

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Retail Stores (2.3%)
Ross Stores, Inc.
  o chain of off-price retail
    apparel and home
    accessories stores                                553,300     $ 15,973,771
Whole Foods Market, Inc.
  o national grocery store selling
    organic and natural products                       50,000        4,767,500

                                                                    20,741,271

Specialty Retail (1.5%)
Movie Gallery, Inc.
  o home video specialty retailer
    primarily focused on rural
    and secondary markets                             717,000       13,673,190

Telecommunications Services (2.0%)
Commonwealth Telephone Enterprises, Inc.
  o provides telephony and
    related services in Pennsylvania
    markets as a rural
    local exchange carrier                            320,250       15,903,615
Hickory Tech Corp.
  o small local telephone company
    in Minnesota                                      258,800        2,766,572

                                                                    18,670,187

Wholesale Distribution (1.0%)
SCP Pool Corp.
  o wholesale distributor of
    swimming pool supplies                            275,950        8,802,805

Total Common Stocks
(Cost $433,016,839)                                               $739,766,687


TEMPORARY INVESTMENTS (19.7%)

Money Market Fund (2.4%)
First American Treasury Fund                       21,862,174       21,862,174

U.S. Government Obligations (17.3%)                PRINCIPAL
U.S. Treasury Bill, 0.9%,
  with maturity to 2/10/05                       $ 40,000,000       39,911,111
U.S. Treasury Bill, 1.1%,
  with maturity to 2/24/05                       $120,000,000      119,656,200

Total Temporary Investments
(Cost $181,429,485)                                               $181,429,485

Total Investments
(Cost $614,446,324) (100%)                                        $921,196,172


*Non-income producing securities.

                      See Notes to Financial Statements.

FAM Value Fund                                                        [LOGO]

December 31, 2004

                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $614,446,324)           $921,196,172
Cash                                                                 374,683
Receivable for fund shares                                         1,917,996
Dividends and interest receivable                                    377,002

        Total Assets                                             923,865,853

Liabilities
Payable for investment securities purchased                        1,066,392
Payable for fund shares                                              578,104
Accrued investment advisory fees                                     759,536
Accrued shareholder servicing and administrative fee                  90,580
Accrued expenses                                                     150,224

        Total Liabilities                                          2,644,836

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest            $614,468,874
Undistributed net investment income                                    5,269
Accumulated net realized loss                                         (2,974)
Net unrealized appreciation                                      306,749,848


        Net Assets                                              $921,221,017

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $915,742,160 and 19,628,670 shares outstanding                     $46.65
  Advisor Class Shares -- based on net assets of
   $5,478,857 and 118,831 shares outstanding                          $46.11

                      See Notes to Financial Statements.

FAM Value Fund                                                        [LOGO]

Year Ended December 31, 2004

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME

 Income
   Dividends                                                    $  8,449,413
   Interest                                                        1,436,507

        Total Investment Income                                    9,885,920

 Expenses
   Investment advisory fee (Note 2)                                7,047,797
   Administrative fee (Note 2)                                       526,164
   Shareholder servicing and related expenses (Note 2)               379,262
   Printing and mailing                                              145,934
   Professional fees                                                 140,176
   Registration fees                                                  57,935
   Custodial fees                                                     95,514
   Trustees                                                           43,374
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                    34,147
   Other                                                              43,821

        Total Expenses                                             8,514,124

          Net Investment Income                                    1,371,796

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                26,079,518
  Unrealized appreciation of investments                          90,927,530

    Net Gain on Investments                                      117,007,048

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $118,378,844

                      See Notes to Financial Statements.

FAM Value Fund                                                        [LOGO]

Years Ended December 31, 2004 and 2003

                      STATEMENT OF CHANGES IN NET ASSETS

                                                 2004               2003

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                      $  1,371,796       $  1,288,274
  Net realized gain on investments             26,079,518         11,981,406
  Unrealized appreciation of investments       90,927,530         98,021,481

  Net Increase in Net Assets
   From Operations                            118,378,844        111,291,161

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                             (1,369,456)        (1,284,544)
    Advisor Class                                      --             (3,423)
  Net realized gain on investments
    Investor Class                            (25,922,806)       (11,948,602)
    Advisor Class                                (155,391)           (31,841)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                 250,148,458         12,841,546

  Total Increase in Net Assets                341,079,649        110,864,297

NET ASSETS:
  Beginning of year                           580,141,368        469,277,071

  End of year (including undistributed
   net investment income of $5,269
   and $2,467 at December 31, 2004
   and 2003, respectively)                   $921,221,017       $580,141,368

                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements                       [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

FAM Value Fund -- Notes to Financial Statements                       [LOGO]

     The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2004 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2004.

     FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2004, shareholder servicing agent fees paid to FSS amounted to $379,262. Additionally, FSS serves as the fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

     Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At December 31, 2004 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2004, redemption fees amounted to $314. Transactions were as follows:



                                           YEAR ENDED 12/31/04                 YEAR ENDED 12/31/03

                                         Shares          Amount             Shares          Amount

Shares sold
   Investor Class                      6,941,006     $305,578,670         2,755,111    $ 102,629,151
   Advisor Class                          78,299        3,389,620            38,618        1,520,037
Shares issued on
 reinvestment of dividends
   Investor Class                        570,943       26,605,930           305,770       12,609,968
   Advisor Class                           3,219          148,242               819           33,602
Shares redeemed
   Investor Class                     (1,945,037)     (85,537,860)       (2,928,786)    (103,897,681)
   Advisor Class                            (829)         (36,144)           (1,295)         (53,531)

Net Increase from Investor Class
 Share Transactions                    5,566,912     $246,646,740           132,095    $  11,341,438

Net Increase from Advisor Class
 Share Transactions                       80,689     $  3,501,718            38,142    $   1,500,108


FAM Value Fund -- Notes to Financial Statements                       [LOGO]


Note 4. Investment Transactions

During the year ended December 31, 2004, purchases and sales of investment securities, other than short term obligations were $164,844,541 and $60,793,981. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.


Note 5. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2004 were as follows:

           Undistributed Long Term Capital Gain              $2,676
           Undistributed Ordinary Income                     $5,269

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $614,451,974, was as follows:

           Unrealized appreciation                     $308,428,539
           Unrealized depreciation                       (1,684,341)
                                                       ------------
           Net unrealized appreciation                 $306,744,198
                                                       ============

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2004 and 2003 were as follows:

                                           2004             2003

           Ordinary income             $ 1,369,456      $ 1,653,191
           Long-term capital gain       26,078,197       11,615,219
                                       -----------      -----------
                                       $27,447,653      $13,268,410
                                       ===========      ===========


Note 6. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $100,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2005 when any advances are to be repaid. During the year ended December 31, 2004 no amounts were drawn from the available line.


Note 7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                       [LOGO]


Note 8. Financial Highlights


                                     FAM VALUE FUND -- INVESTOR CLASS SHARES


                                                                Years Ended December 31,

Per share information
(For a share outstanding throughout the year)        2004           2003        2002        2001       2000

Net asset value, beginning of year               $  41.15       $  33.69    $  36.17    $  32.70   $  31.35

Income from investment operations:
  Net investment income                              0.09<F1>       0.10        0.11        0.17       0.36
  Net realized and unrealized
   gain (loss) on investments                        6.84           8.32       (2.04)       4.77       5.38

  Total from investment operations                   6.93           8.42       (1.93)       4.94       5.74

Less distributions:
  Dividends from net investment income              (0.07)         (0.09)      (0.11)      (0.17)     (0.36)
  Distributions from net realized gains             (1.36)         (0.87)      (0.44)      (1.30)     (4.03)

  Total distributions                               (1.43)         (0.96)      (0.55)      (1.47)     (4.39)

Change in net asset value for the year               5.50           7.46       (2.48)       3.47       1.35

Net asset value, end of year                     $  46.65       $  41.15    $  33.69    $  36.17   $  32.70

Total Return                                        16.86%         24.98%      (5.33)%     15.07%     19.21%

Ratios/supplemental data
Net assets, end of year (000)                    $915,742       $578,579    $469,277    $501,417   $366,948

Ratios to average net assets of:
  Expenses                                           1.20%          1.24%       1.21%       1.21%      1.26%
  Net investment income                              0.20%          0.26%       0.30%       0.56%      1.08%
Portfolio turnover rate                             10.29%          9.43%      17.51%       9.62%      9.53%


<F1> Based on average shares outstanding.



FAM Value Fund -- Notes to Financial Statements                       [LOGO]


                                FAM VALUE FUND -- ADVISOR CLASS SHARES


                                                              Year Ended
                                                             December 31,        Period Ended December 31,

Per share information
(For a share outstanding throughout the year)                      2004                     2003<F1>

Net asset value, beginning of year                               $40.96                   $37.10

Income from investment operations:
  Net investment income (loss)                                    (0.35)<F2>                0.00
  Net realized and unrealized gain on investments                  4.34                     4.82

  Total from investment operations                                 3.99                     4.82

Less distributions:
  Dividends from net investment income                               --                    (0.09)
  Distributions from net realized gains                           (1.36)                   (0.87)

  Total distributions                                             (1.36)                   (0.96)

Change in net asset value for the year                             2.63                     3.86

Net asset value, end of year                                     $46.11                   $40.96

Total Return                                                      15.91%                   12.99%<F4>

Ratios/supplemental data
Net assets, end of year (000)                                    $5,479                   $1,562

Ratios to average net assets of:
  Expenses                                                         2.20%                    2.25%<F3>
  Net investment income (loss)                                    (0.80)%                  (0.02)%<F3>
Portfolio turnover rate                                           10.29%                    9.43%


<F1> Beginning of period reflects Advisor Class Shares inception date of
     7/1/03.

<F2> Based on average shares outstanding.

<F3> Annualized.

<F4> Not Annualized.



FAM Equity-Income Fund                                                [LOGO]


Dear Fellow Equity-Income Fund Shareholders:

The FAM Equity-Income Fund strives to do two things:

o Protect your hard earned capital from permanent loss

o Generate an adequate long-term return

     The theory behind protecting your capital from permanent loss is similar to a guiding principle in the medical profession: First, do no harm. We understand that it is very difficult to generate satisfactory investment results over the long-term after a permanent loss of capital. This is why we pay as much attention to risk as we do to return.

     The portfolio is constructed company by company without regard to index weightings. We do our own research and regularly visit every company that we own. We spend most of our time valuing businesses. This, we have found, is as much art as science. Based on our rigorous research process we want each company in the fund to make a meaningful contribution to performance. For this reason, the FAM Equity-Income Fund is invested in only 31 companies at year end, with 40% of the Fund's assets concentrated in the top ten names.


Performance Overview

The Equity-Income Fund turned in a good year in 2004, up 14.04%. This was better than most of the averages but more importantly was above our long-term average return of 11.66%, since the Fund's inception in 1996. There were no particular sectors or industries that had a disproportionate influence on performance. It was truly a stock pickers market. We were rewarded for being disciplined on our buy prices.

Average Annual Total Returns
as of December 31, 2004

                     1-Year     3-Year     5-Year

S&P 500              10.88%      3.59%     -2.30%
NASDAQ                8.59%      3.71%    -11.77%
Russell 2000         18.33%     11.48%      6.61%
FAM Equity-
 Income Fund
  (Investor Class)   14.04%     10.30%     13.70%
  (Advisor Class)    13.05%       N/A        N/A

     Going into the year we didn't have much to buy since we were coming off a good year for the overall market in 2003. Rather than wait for companies to trade down to our buy price, we decided to make our own luck and ratcheted up our new idea activity. We didn't change what we look for in a company or the margin of safety we require before we purchase shares. We just looked harder and turned over more rocks to find those few under-valued and under-appreciated companies.

     Looking back over the last twelve months it was a good year for us in terms of idea generation. While only five new names made it into the portfolio, we have a large number of quality companies we would buy if they hit our buy price.


Best and Worst Performing Companies

The best performing company in the Fund was IDEX Corp. (+47.6%). This company is a diversified industrial company that produces a variety of highly engineered products ranging from pumps that are found on tanker trucks to paint tinting and dispensing machines found in Home Depot and Lowes stores. The company posted

FAM Equity-Income Fund                                                [LOGO]

stellar earnings and cash flow growth as industrial orders increased. IDEX also benefited from several business improvement initiatives including six sigma, lean manufacturing, and global sourcing. We had the opportunity to visit their new facility in China which we thought was the most impressive facility that we saw on our industrial tour of the country.

     The next best performing company in the Fund was White Mountains (+41%) which is also one of the largest positions in the Fund. White Mountains is a property and casualty insurance company. The company turned in very good results and we saw the book value grow. Investors were willing to pay a higher price for this quality company and the price-to-book ratio increased to the higher end of its historical trading range.

     Finally, Courier Corp. (+34.9%) a book manufacturing and publishing company struggled through a tough year as earnings only grew in the mid single digits. The stock performed well however because of growing volume on a new 4-color press that was installed in the early part of the year. Part of the stock performance was related to the expectation of increased printings as several large states will adopt new text books in their public schools for the 2005/2006 school year. This is a sweet spot for the company.

     The worst loss in the Fund for the year was Callaway Golf (-36%) where we lost approximately $1.8m, or 1.6% of net assets. Our thesis on the investment had been based on their sound balance sheet which had no long-term debt and a significant amount of cash. We also bought shares at a significant discount to our estimate of intrinsic value. The real attraction to the investment, though, was in their golf ball business which had lost money every year since it was started. The company lost $26m on their ball operation the previous year but had just acquired Top-Flite. Since Top-Flite is a good manufacturer of golf balls, the company planned to move all of the Callaway ball operations over to the Top-Flight facility. We reasoned that if the ball business broke even in 2004 it would increase earnings and cash flow handsomely. Unfortunately half way through the year the company decided to change its strategy and engage its largest competitor in a price war in order to sell more drivers and maintain market share. We believe the change in strategy will cost the company a lot of money and will hurt earnings. Our view is that nobody ever wins a price war. We made the investment early in the year and then sold it in the 3rd quarter. This was an unusually quick sale for us, but once it was apparent the company was changing its strategy we felt we had no choice.

     The next worst performing company was Tennant Company (-8.4%) a manufacturer of floor cleaning equipment. Despite the negative performance, the impact to the Fund was minimal at just over three hundred thousand dollars. Tennant is not a mistake; in fact we like the company very much. They have a strong brand name as well as a growing market share. We think part of the problem with the company is that their products are too good. They last forever and it's easy to replace parts when there is a problem. We see Tennant equipment everywhere -- from malls and schools to factory floors and stadiums. The machines may look worn out but they still work great. In other words, the machines are almost indestructible which hurts replacement sales. A more relevant

FAM Equity-Income Fund                                                [LOGO]

reason the stock underperformed last year is that order mix shifted to their lower margin products. The company is working diligently to drive sales of higher margin equipment such as their new street cleaner. This process may take some time. With a good management team at the helm we do not mind waiting.

     We should also mention that merger and acquisition activity came back to life in 2004. The big story in the first half of the year was the acquisition of two of the companies in the Fund by other companies. New England Business Services (NEBS) was bought by Deluxe Corp. for $44 in cash, a 32% premium to the market price. NEBS was first purchased for the Fund in 1996 and was one of the original holdings. Over the years we had several opportunities to add to the position and average down our cost. In fact, in 2000 the stock was selling for $15 per share which was only six times earnings. We were aggressively buying the stock then because the valuation was so attractive and not much needed to happen to earn a superb return. This was the most undervalued stock that we owned for many years.

     Another acquisition story was SouthTrust Bank which was acquired by Wachovia for stock. The deal was announced at an 11% premium to the market. This is another story where we were able to buy the stock at unusually depressed levels in 2000 during the technology bubble because nobody wanted to own a stodgy old bricks and mortar banking business. The company sold as low as $12 per share and seven times earnings. Unfortunately, SouthTrust was a relatively small position in the Fund. We think these examples are good illustrations of how we approach investing.


Tax Efficiency

Our investment process lends itself to buying companies and holding them for many years. We patiently wait while our companies create value or the underlying economic value is recognized. This leads to very low turnover. Low turnover leads to fewer capital gains being passed on to shareholders. And in our case, most capital gains have historically been long-term gains which are taxed at a significantly lower rate verses short-term capital gains. We encourage investors to look at after tax returns.


Dividends

Every company in the Fund pays a dividend. We like dividends for several reasons. First, dividends return capital to shareholders. They also take money out of the hands of management who may do something foolish with it. We constantly worry about money burning a hole in the pocket of management. Second, dividends add a degree of stability to a stock. The reason for this is tied to the dividend yield. If the stock price declines the yield rises. At a certain point the yield gets high enough where the stock becomes a good alternative to lower yielding bonds. Companies that do not pay a dividend do not have the same cushion on the down side. Finally, dividends are part of total return. If a stock appreciates 10% for the year and has a 2% dividend yield, the total return to the shareholder is 12%. Another company that did not pay a dividend would have to grow earnings 12% in order to return the same amount to the shareholder, all else being equal.

FAM Equity-Income Fund                                                [LOGO]


A Word on Discipline

We spend a lot of time finding great companies for the Fund. However, it isn't enough to find a great company. We have to pay a good price for that company in order to reduce our down side risk and earn an acceptable return. This is the hardest part of investing.

     Some investors may look at the cash balance in the Fund and think it is a drag on performance. Our response is that we are trying to generate a positive return, not simply to have full exposure to the market. If we can't find companies that are selling below their intrinsic value, we are better off holding cash rather than settling for a slim margin of safety. Our experience has proven that overreaching on price increases the probability of making a mistake.


Outlook

We do not see a lot of undervalued opportunities in the market today but we do expect to have opportunities as the year progresses. We are working diligently to find even more investment ideas that raise the bar. Our goal remains to "First, do no harm" and then earn an adequate return on your capital.

     We thank you for giving us the opportunity to serve you. We will continue to work diligently on your behalf to maintain your trust and confidence.


Sincerely,


/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager




/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary                         [LOGO]

Annual Total Investment Returns:


                                     APRIL 1, 1996 TO DECEMBER 31, 2004


                           FAM EQUITY-INCOME FUND
                      INVESTOR SHARES    ADVISOR SHARES<F1>    RUSSELL 2000 INDEX     S&P 500 INDEX
  FISCAL YEAR                   TOTAL RETURN                      TOTAL RETURN        TOTAL RETURN

4/1/96-12/31/96            11.84%               --                   10.3%                15.2%
     1997                  26.90%               --                  22.37%               33.35%
     1998                   4.67%               --                  -2.55%               28.58%
     1999                  -6.98%               --                  21.26%               21.04%
     2000                  17.18%               --                  -3.03%               -9.10%
     2001                  20.79%               --                   2.49%              -11.88%
     2002                  -2.25%               --                 -20.48%              -22.09%
     2003                  20.30%             9.83%                 47.25%               28.67%
     2004                  14.04%            13.05%                 18.33%               10.88%


<F1> FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.



FAM Equity-Income Fund -- Performance Summary                         [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                 S&P 500     Russell 2000      FAM Equity-Income Fund
1996               11520            11030                       11194
1997               15368            13501                       14202
1998               19763            13150                       14865
1999               23913            15951                       13824
2000               21737            15472                       16199
2001               19150            15859                       19567
2002               14918            12608                       19127
2003               19200            18571                       23010
2004               21287            21963                       26241

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003 would have changed in value to $12,415 by December 31, 2004.


                           Average Annual Total Returns as of December 31, 2004


                                                                                           Life of Fund
                                               1-Year         3-Year         5-Year          (1/4/96)

FAM Equity-Income Fund
  (Investor Shares)                            14.04%         10.30%         13.70%           11.68%
  (Advisor Shares)<F1>                         13.05%           N/A            N/A            15.52%<F1>
S&P 500 Index                                  10.88%          3.59%         -2.30%            9.16%
Russell 2000 Index                             18.33%         11.48%          6.61%            9.54%


<F1> FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.



The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data                              [LOGO]

As of December 31, 2004


TOP TEN HOLDINGS

(% of Net Assets)

White Mountains Insurance Group         4.5%
Courier Corp.                           4.5%
Liz Claiborne Inc.                      4.1%
Outback Steakhouse Inc.                 4.1%
John Wiley & Son                        4.0%
Protective Life Corp.                   3.9%
Ethan Allen Interior                    3.9%
Ross Stores, Inc.                       3.9%
Federated Investors                     3.6%
Idex Corp.                              3.6%


COMPOSITION OF NET ASSETS

Cash Equivalents                       19.3%
Machinery & Equipment                   8.6%
Publishing                              8.5%
Construction Materials                  5.3%
Property & Casualty Insurance           4.5%
Banking                                 4.4%
Restaurants                             4.1%
Retail Apparel                          4.1%
Recreation & Entertainment              4.0%
Home Furnishings                        3.9%
Life Insurance                          3.9%
Retail Stores                           3.9%
Investment Management                   3.6%
Consumer Services                       3.6%
Registered Investment Companies         3.3%
Specialty Retail                        2.6%
Telecommunications Services             2.5%
Commercial Services                     2.4%
Media                                   2.0%
Other                                   5.5%

FAM Equity-Income Fund -- Portfolio Data                              [LOGO]

As of December 31, 2004


                           COMPARATIVE VALUATIONS

                                    FAM
                               Equity-Income       Russell 2000       S&P 500

Number of Stocks                    31                 2000             500
Median Market Cap                  $2.8B              $.561B          $10.6B
Price/Earnings Ratio               19.0                21.6            19.2
Price/Book Ratio                    2.9                 2.4             3.0
Earnings Growth Rate*              12.0%**              7.8%           12.8%
Turnover Rate                      17.6%                N/A             N/A

 *5 Years.

**Source -- Baseline.




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q;
(ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data                                [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2004 to 12/31/2004).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data                                [LOGO]


                                         SIX MONTHS ENDED DECEMBER 31, 2004


                                                       Beginning           Ending            Expenses
                                                     Account Value      Account Value          Paid
                                                       6/30/2004         12/31/2004        During Period

     Ongoing Costs Based on Actual Fund Return

A.   Investor Share Class                              $1,000.00          $1,093.26         $ 6.47<F1>
B.   Advisor Share Class                               $1,000.00          $1,088.64         $11.76<F2>

     Ongoing Costs Based on Hypothetical
     5% Yearly Return

C.   Investor Share Class                              $1,000.00          $1,018.82         $ 6.24<F1>
D.   Advisor Share Class                               $1,000.00          $1,013.74         $11.34<F2>


<F1> Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.23%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

<F2> Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.24%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).



FAM Equity-Income Fund -- Statement of Investments                    [LOGO]

December 31, 2004

                                                      SHARES          VALUE


COMMON STOCKS (79.9%)

Auto Parts & Equipment (0.5%)
Gentex Corp.
  o designs, develops, manufactures
    and markets electro-optic products,
    including automatic-dimming
    rearview mirrors for the
    automotive industry                                20,500     $    758,910

Banking (4.4%)
Banknorth Group, Inc.
  o multi-bank holding company
    in Portland, ME                                    42,200        1,544,520
North Fork Bancorporation
  o bank holding company located
    on Long Island, NY                                109,500        3,159,075
TCF Financial Corp.
  o holding company for
    TCF National Bank,
    operating throughout
    the Midwest                                        63,000        2,024,820

                                                                     6,728,415

Commercial Services (2.4%)
McGrath RentCorp
  o modular building and
    electronic test equipment
    rentals, subsidiary
    classroom manufacturing                            85,000        3,706,850

Computer Software & Services (1.6%)
Reynolds & Reynolds
  o software for automotive
    dealers and business forms                         92,600        2,454,826

Construction Materials (5.3%)
Martin Marietta Materials
  o produces aggregates for the
    construction industry                              63,000        3,380,580
Vulcan Materials Company
  o produces, distributes and sells
    construction materials and
    industrial and specialty chemicals                 85,500        4,669,155

                                                                     8,049,735

Consumer Services (3.6%)
H&R Block, Inc.
  o leader in individual and small
    business tax preparation                          110,750        5,426,750

Home Furnishings (3.9%)
Ethan Allen Interiors
  o manufactures and retails
    home furnishings                                  148,200        5,930,964

Insurance Agency (1.7%)
Brown & Brown, Inc.
  o one of the largest independent
    general insurance agencies
    in the U.S.                                        60,600        2,639,130

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued          [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Investment Management (3.6%)
Federated Investors
  o provides investment
    management products
    and services primarily
    to mutual funds                                   179,900     $  5,468,960

Life Insurance (3.9%)
Protective Life Corporation
  o individual and group life/health
    insurance and guaranteed
    investment contracts                              140,219        5,985,949

Machinery & Equipment (8.6%)
IDEX Corporation
  o manufactures proprietary,
    highly engineered industrial
    products and pumps                                134,137        5,432,548
Kaydon Corporation
  o custom-engineers products
    including bearings, filters,
    and piston rings                                  124,000        4,094,480
MOCON, Inc.
  o manufactures precision
    measurement, process sensing,
    and control instruments/systems                    24,000          234,936
Tennant Company
  o manufactures commercial and
    institutional floor maintenance
    equipment and products                             84,295        3,342,297

                                                                    13,104,261

Media (2.0%)
Meredith Corporation
  o magazine publishing
    and tv broadcasting                                55,300        2,997,260

Property and Casualty Insurance (4.5%)
White Mountains Ins. Grp., Ltd.
  o personal property and casualty,
    and reinsurance                                    10,575        6,831,450

Publishing (8.5%)
Courier Corporation
  o manufactures and publishes
    specialty books,
    including Dover Publications                      131,500        6,827,480
John Wiley & Sons, Inc.
  o publisher of print and
    electronic products,
    specializing in scientific,
    technical professional and
    medical books and journals                        172,650        6,015,126

                                                                    12,842,606

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued          [LOGO]

December 31, 2004

                                                      SHARES          VALUE

Recreation and Entertainment (3.2%)
International Speedway Corporation
  o owns and operates auto racing
    tracks including Daytona                           91,400     $  4,825,920

Recreation Vehicles (0.6%)
Winnebago Industries
  o manufacturer of self-contained
    recreational vehicles
    used primarily in leisure travel                   22,500          878,850

Registered Investment Company (3.3%)
Allied Capital Corp.
  o venture capital corporation
    for entrepreneurs
    and management                                    193,714        5,005,570

Restaurants (4.1%)
Outback Steakhouse
  o operates a diversified
    restaurant system including
    Outback Steakhouse,
    Carrabba's Italian Grill,
    Roy's and Bonefish Grill                          134,850        6,173,433

Retail Apparel (4.1%)
Liz Claiborne, Inc.
  o designs and markets an
    extensive range of branded
    men's and women's apparel,
    accessories and fragrance                         147,025        6,205,925

Retail Stores (3.9%)
Ross Stores, Inc.
  o chain of off-price retail apparel
    and home accessories stores                       202,441        5,844,472

Specialty Retail (2.6%)
Movie Gallery, Inc.
  o home video specialty retailer
    primarily focused on rural
    and secondary markets                             204,025        3,890,757

Telecomm & Cable Equipment (1.2%)
Scientific-Atlanta, Inc.
  o manufacturer of electronic
    test equipment for
    antennas and electronics                           57,300        1,891,473

Telecommunications Services (2.4%)
Hickory Tech Corp.
  o small local telephone
    company in Minnesota                              347,948        3,719,564

Total Common Stocks
(Cost $91,116,564)                                                $121,362,030



                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued          [LOGO]

December 31, 2004

                                                      SHARES          VALUE


PREFERRED STOCKS (0.8%)

Recreation and Entertainment
Six Flags Preferred B 7.25%
  o operates regional theme parks
    in U.S., Mexico and Europe                         54,900     $  1,214,937

Total Preferred Stocks
(Cost $1,217,632)                                                 $  1,214,937


TEMPORARY INVESTMENTS (19.3%)

Money Market Fund (2.9%)
First American Treasury Fund                        4,343,917        4,343,917

U.S. Government Obligations (16.4%)                PRINCIPAL
U.S. Treasury Bill, 2.1%,
  with maturity to 2/10/05                        $ 2,000,000        1,995,556
U.S. Treasury Bill, 1.9%,
  with maturity to 2/24/05                        $23,000,000       22,934,105

Total Temporary Investments
(Cost $29,273,578)                                                $ 29,273,578

Total Investments
(Cost $121,607,774) (100%)                                        $151,850,545



                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                [LOGO]

December 31, 2004

                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $121,607,774)           $151,850,545
Cash                                                                  91,870
Receivable for fund shares                                            65,270
Dividends and interest receivable                                     80,850

        Total Assets                                             152,088,535

Liabilities
Payable for fund shares                                               97,562
Accrued investment advisory fee                                      125,699
Accrued shareholder servicing and administrative fees                 14,627
Accrued expenses                                                      57,793

        Total Liabilities                                            295,681

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest            $121,547,676
Undistributed net investment income                                    1,705
Accumulated net realized gain                                            702
Net unrealized appreciation                                       30,242,771

        Net Assets                                              $151,792,854

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $148,775,982 and 7,264,078 shares outstanding                      $20.48
  Advisor Class Shares -- based on net assets of
   $3,016,872 and 148,195 shares outstanding                          $20.36

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                [LOGO]

Year Ended December 31, 2004

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME

 Income
   Dividends                                                     $ 2,406,275
   Interest                                                          224,550

        Total Investment Income                                    2,630,825

 Expenses
   Investment advisory fee (Note 2)                                1,276,100
   Administrative fee (Note 2)                                        95,707
   Shareholder servicing and related expenses (Note 2)                56,448
   Printing and mailing                                               34,289
   Professional fees                                                  47,436
   Registration fees                                                  34,017
   Custodial fees                                                     20,546
   Trustees                                                           43,374
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                    21,894
   Other                                                              11,848

        Total Expenses                                             1,641,659

          Net Investment Income                                      989,166

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                 1,411,947
  Unrealized appreciation of investments                          14,804,880

    Net Gain on Investments                                       16,216,827

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $17,205,993

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                [LOGO]

Years Ended December 31, 2004 and 2003

                      STATEMENT OF CHANGES IN NET ASSETS

                                                 2004               2003

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                      $    989,166       $    687,927
  Net realized gain on investments              1,411,947          1,149,258
  Unrealized appreciation of investments       14,804,880         16,234,993

  Net Increase in Net Assets
   From Operations                             17,205,993         18,072,178

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                               (988,832)          (684,670)
    Advisor Class                                      --             (3,198)
  Net realized gain on investments
    Investor Class                             (1,382,887)        (1,136,192)
    Advisor Class                                 (28,400)           (12,729)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                  21,501,560         25,281,516

  Total Increase in Net Assets                 36,307,434         41,516,905

NET ASSETS:
  Beginning of year                           115,485,420         73,968,515

  End of year (including undistributed
   net investment income of $1,705
   and $1,075 at December 31, 2004
   and 2003, respectively)                   $151,792,854       $115,485,420

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements               [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

FAM Equity-Income Fund -- Notes to Financial Statements               [LOGO]

     The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2004 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2004.

     FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2004, shareholder servicing agent fees paid to FSS amounted to $56,448. Additionally, FSS serves as the fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

     Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At December 31, 2004 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2004, redemption fees amounted to $1,147. Transactions were as follows:



                                          YEAR ENDED 12/31/04                YEAR ENDED 12/31/03

                                         Shares          Amount             Shares          Amount

Shares sold
   Investor Class                      3,058,255     $ 58,431,438         4,174,191     $ 68,574,439
   Advisor Class                          82,587        1,557,644            71,299        1,241,823
Shares issued on
 reinvestment of distributions
   Investor Class                        114,463        2,279,902            97,475        1,727,896
   Advisor Class                           1,365           27,776               847           15,371
Shares redeemed
   Investor Class                     (2,158,122)     (40,663,554)       (2,808,318)     (46,258,908)
   Advisor Class                          (6,787)        (131,646)           (1,116)         (19,105)

Net Increase from Investor Class
 Share Transactions                    1,014,596     $ 20,047,786         1,463,348     $ 24,043,427

Net Increase from Advisor Class
 Share Transactions                       77,165     $  1,453,774            71,030     $  1,238,089


FAM Equity-Income Fund -- Notes to Financial Statements               [LOGO]


Note 4. Investment Transactions

During the period ended December 31, 2004, purchases and sales of investment securities, other than short term obligations were $29,357,717 and $19,041,634. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.


Note 5. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2004 were as follows:

             Undistributed Long Term Capital Gain              $  702
             Undistributed Ordinary Income                     $1,705

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

             Unrealized appreciation                      $31,133,647
             Unrealized depreciation                         (890,876)
                                                          -----------
             Net unrealized appreciation                  $30,242,771
                                                          ===========

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2004 and 2003 were as follows:

                                             2004             2003

             Ordinary income              $  988,832       $1,581,875
             Long-term capital gain        1,411,287          254,914
                                          ----------       ----------
                                          $2,400,119       $1,836,789
                                          ==========       ==========


Note 6. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $30,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2005 when any advances are to be repaid. During the year ended December 31, 2004 no amounts were drawn from the available line.


Note 7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements               [LOGO]


Note 8. Financial Highlights


                            FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                                                 Years Ended December 31,

Per share information
(For a share outstanding throughout the year)        2004           2003        2002        2001       2000

Net asset value, beginning of year               $  18.27       $  15.45     $ 16.05     $ 13.47     $12.31

Income from investment operations:
  Net investment income                              0.15<F1>       0.12        0.12        0.19       0.31
  Net realized and unrealized
   gain (loss) on investments                        2.40           3.00       (0.48)       2.58       1.76

  Total from investment operations                   2.55           3.12       (0.36)       2.77       2.07

Less distributions:
  Dividends from net investment income              (0.15)         (0.12)      (0.12)      (0.19)     (0.31)
  Distributions from net realized gains             (0.19)         (0.18)      (0.12)         --      (0.60)

  Total distributions                               (0.34)         (0.30)      (0.24)      (0.19)     (0.91)

Change in net asset value for the year               2.21           2.82       (0.60)       2.58       1.16

Net asset value, end of year                     $  20.48       $  18.27     $ 15.45     $ 16.05     $13.47

Total Return                                        14.04%         20.30%      (2.25)%     20.79%     17.18%

Ratios/supplemental data
Net assets, end of year (000)                    $148,776       $114,194     $73,969     $31,194     $6,892

Ratios to average net assets of:
  Expenses, total                                    1.27%          1.28%       1.37%       1.56%      2.27%
  Expenses, net of fees waived and
   expenses assumed by advisor                       1.27%          1.28%       1.37%       1.50%      1.50%
  Net investment income                              0.79%          0.73%       0.84%       1.29%      2.33%
Portfolio turnover rate                             17.64%          6.46%       7.11%       2.79%     16.59%


<F1> Based on average shares outstanding.



FAM Equity-Income Fund -- Notes to Financial Statements               [LOGO]


                FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES


                                                              Year Ended
                                                             December 31,        Period Ended December 31,

Per share information
(For a share outstanding throughout the period)                    2004                     2003<F1>

Net asset value, beginning of year                               $18.18                   $16.77

Income from investment operations:
  Net investment income (loss)                                    (0.04)<F2>                0.10
  Net realized and unrealized gain on investments                  2.41                     1.54

  Total from investment operations                                 2.37                     1.64

Less distributions:
  Dividends from net investment income                               --                    (0.05)
  Distributions from net realized gains                           (0.19)                   (0.18)

  Total distributions                                             (0.19)                   (0.23)

Change in net asset value for the year                             2.18                     1.41

Net asset value, end of year                                     $20.36                   $18.18

Total Return                                                      13.05%                    9.83%<F4>

Ratios/supplemental data
Net assets, end of year (000)                                    $3,017                   $1,291

Ratios to average net assets of:
  Expenses                                                         2.27%                    2.28%<F3>
  Net investment income (loss)                                    (0.21)%                   1.10%<F3>
Portfolio turnover rate                                           17.64%                    6.46%


<F1> Beginning of period reflects Advisor Class Shares inception date of
     7/1/03.

<F2> Based on average shares outstanding.

<F3> Annualized.

<F4> Not Annualized.



FAM Funds --
Report of Independent Registered Public Accounting Firm               [LOGO]

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust (the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 28, 2005




            SPECIAL 2004 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS

This information for the fiscal year ended December 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

     The Value Fund distributed $26,078,197 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

     The Equity-Income Fund distributed $1,411,287 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

     The Value Fund's Net Income distribution is eligible for qualified dividend income status in its entirety, or 100% of net income distributed to shareholders during the fiscal year is qualified.

     The Equity-Income Fund's Net Income distribution is eligible for qualified dividend income status in its entirety, or 100% of net income distributed to shareholders during the fiscal year is qualified.

     For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

     For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

FAM Funds -- Information About Trustees and Officers                  [LOGO]

(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.


                                           Independent Trustees<F2>


                                                                            Number of
                           Position(s)           Principal                  Portfolios in       Other
                           Held With Fund        Occupation(s)              Fund Complex<F1>    Directorships
Name, Address,             and Length of         During Past                Overseen            Held by
and Age                    Time Served           5 Years                    by Trustee          Trustee

Fred "Chico" Lager         Trustee since 1996    Business Consultant;       2                   N/A
384 North Grand Street                           Retired President and
Cobleskill, NY 12043                             Chief Executive Officer
Age: 50                                          of Ben & Jerry's
                                                 Homemade, Inc.

C. Richard Pogue           Trustee since 2000    Retired Executive Vice     2                   N/A
384 North Grand Street                           President, Investment
Cobleskill, NY 12043                             Company Institute
Age: 68

David A. Hughey            Trustee since 2000    Retired Executive          2                   N/A
384 North Grand Street     Chairman since        Vice President and
Cobleskill, NY 12043       November 2004         Chief Administrative
Age: 73                                          Officer, Morgan Stanley
                                                 Investment Advisors

John McCormack             Trustee since 2004    Retired Group President,   2                   N/A
384 North Grand Street                           TIAA-Cref Enterprises
Cobleskill, NY 12043
Age: 60

Barbara Weidlich           Trustee since 2004    President, National        2                   N/A
384 North Grand Street                           Investment Company
Cobleskill, NY 12043                             Service Association;
Age: 60                                          Managing Director --
                                                 DEXIA BIL Fund Services,
                                                 Dublin, Ireland


FAM Funds -- Information About Trustees and Officers continued        [LOGO]

(Unaudited)


                                        Interested Trustee and Officer<F3>


                                                                            Number of
                           Position(s)           Principal                  Portfolios in       Other
                           Held With Fund        Occupation(s)              Fund Complex<F1>    Directorships
Name, Address,             and Length of         During Past                Overseen            Held by
and Age                    Time Served           5 Years                    by Trustee          Trustee

Thomas O. Putnam<F4>       Chairman of Board     Chairman, Fenimore         2                   N/A
384 North Grand Street     and President         Asset Management, Inc.
Cobleskill, NY 12043       since 1986
Age: 60


<F1> "Fund Complex" includes the two series of the Trust, FAM Value Fund and
     FAM Equity-Income Fund.

<F2> The "Independent Trustees" are those Trustees that are not considered
     "interested persons" of the Trust, as that term is defined in the 1940
     Act.

<F3> Mr. Putnam, by virtue of his employment with Fenimore Asset Management,
     Inc., the Trust's investment adviser, is considered an "interested person" of the Trust.

<F4> Mr. Putnam was Chairman of the Board through October 2004.



FAM Funds -- Definition of Terms                                      [LOGO]

(Unaudited)


Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.


Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.


Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.


Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.


Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

     If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

     Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

FAM Funds -- Definition of Terms continued                            [LOGO]

(Unaudited)


Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.


Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turn over rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). According to Morningstar the average turnover rate for all domestic equity mutual funds for 2003 was 124%.


Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FAM Funds -- Supplemental Information                                 [LOGO]

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://FAMFunds.com (ii and on the Commission's website at http://www.sec.gov.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

Trustees
David A. Hughey
Fred "Chico" Lager
John J. McCormack, Jr.
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY




[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics.


Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that David A. Hughey and Fred Lager are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item 3.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees 2004 - $65,500; Audit Fees 2003 - $61,303
     Audit-Related Fees - None

(b)  Audit-Related Fees - None

(c)  Tax Fees 2004 - $10,000; Tax Fees 2003 - $8,500.-
     Tax Preparation Expenses

(d)  All Other Fees - None.

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.

(e)(2)  Not applicable.

(f)  Not applicable.

(g) The aggregate fees paid by the Registrant's investment advisor for non-audit professional services rendered by PricewaterhouseCoopers LLP for 2004 and 2003 were $21,000 and $19,800, respectively. The aggregate fees paid to PricewaterhouseCoopers LLP for professional services to Registrant's affiliated broker-dealer for 2004 and 2003 were $8,200 and $5,400 respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.


Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                        Fenimore Asset Management Trust

By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 10, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 10, 2005


By (Signature and Title)*           /s/ Joseph A. Bucci
                                    --------------------------
                                    Joseph A. Bucci, Treasurer

Date   February 10, 2005


* Print the name and title of each signing officer under his or her signature.